Exhibit 10.7.2

SECOND AMENDMENT TO

LIQUIDITY OPTION AND MASTER PARTICIPATION AGREEMENT

THIS SECOND AMENDMENT TO LIQUIDITY OPTION AND MASTER PARTICIPATION AGREEMENT (the “Amendment”) is made as of the 22nd day of January, 2004, among the FEDERAL HOME LOAN BANKS that now and hereafter execute this Agreement, effective for each on the date set below such Bank’s signature (individually, an “MPF® Bank” and collectively, the “MPF Banks”), each a corporation of the United States of America, and the FEDERAL HOME LOAN BANK OF CHICAGO (the “MPF Provider”), a corporation of the United States of America.

RECITALS:

WHEREAS, the MPF Banks and the MPF Provider have previously entered into that certain MORTGAGE PARTNERSHIP FINANCE® (“MPF”) Program Liquidity Option and Master Participation Agreement dated as of September 15, 2000, as amended by First Amendment dated April 16, 2001 (together, the “Agreement”) pursuant to which the parties agreed how the interests, rights, duties and obligations in Designated Delivery Commitments and their related Master Commitments under the MPF Program shall be allocated among the MPF Banks and the MPF Provider; and

WHEREAS, the parties desire to amend the Agreement to delete a provision that is no longer applicable to Designated Delivery Commitments and to make other clarifications. Any capitalized terms not defined in this Amendment shall have the meaning assigned to them in the Agreement.

NOW THEREFORE, in consideration of the foregoing recitals and the covenants contained herein and in the Agreement, the parties agree as follows:

1. Section 2.1.1 of the Agreement is hereby amended by deleting the term “Participation Certificates” in the second line thereof and substituting the term “Participation Interests” in its place.

2. Because Participation Certificates may be in electronic format, Section 3.1 of the Agreement is hereby amended by deleting the words “acknowledged by Lead Bank” from the end of the first sentence.

3. Section 3.6.1 of the Agreement is hereby amended as follows:

(i) by deleting the reference to “Section 3.6.5” in the first sentence of Section 3.6.1 and substituting “Section 3.6.6” in its place.

(ii) by deleting the third sentence in its entirety and substituting the following in its place:

The Lead Bank will receive and hold all Loan Recoveries with respect to the Designated Loan for the benefit of itself and the Participant Bank.

(iii) by inserting the words “by the Lead Bank and approved” between the words selected “and” “by” in the second line of Subsection (b).

4. The Agreement is hereby amended by deleting Section 3.8.4 in its entirety and substituting the following in its place:

3.8.4. Collateral for Credit Enhancement. The Lead Bank holds for its and the Participant Bank’s proportional benefit the collateral and the proceeds of all collateral provided from time to time by PFIs under their respective PFI Agreements, Master Commitments, the Guides and the Advances Agreements securing performance and payment of certain credit enhancement obligations of the respective PFIs under the PFI Agreements. The parties acknowledge that all collateral provided by a PFI to the Lead Bank secures all obligations of the PFI to the Lead Bank, arising under any and all agreements between the PFI and Lead Bank, on a pari passu basis unless the Lead Bank notifies the Participant Bank that certain specifically identified collateral has been pledged by a PFI to secure primarily the obligations of the PFI to the Lead Bank under a particular Master Commitment or under another agreement between the Lead Bank and the PFI, in which case such collateral will first secure the particular obligation identified and will secondarily secure any and all other obligations of the PFI to the Lead Bank on a pari passu basis.

5. Section 4.3 of the Agreement is hereby amended (i) by deleting the word “any” between the words “with” and “PFI” in the first sentence thereof and substituting in its place the word “its” and (ii) by adding the following phrase to the end of the second sentence: “and as provided in Section 3.8.4 of this Agreement.”

6. The Agreement is hereby amended by adding a new definition to Article I following the definition of “Residual Realized Losses” as follows:

“Services Agreement” means with respect to each MPF Bank, the Mortgage Partnership Finance Investment and Services Agreement or Mortgage Partnership Finance Services Agreement, as the case may be, between such MPF Bank and the MPF Provider, including all side letters, as the same may be amended from time to time.

7. Except for the foregoing amendment, the Agreement remains unmodified and in full force and effect.

MORTGAGE PARTNERSHIP FINANCE® and MPF® are registered trademarks of the Federal Home Loan Bank of Chicago

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their authorized officers as of the date first above written.

MPF PROVIDER:

FEDERAL HOME LOAN BANK OF CHICAGO

By:	/s/ KENNETH L. GOULD
Kenneth L. Gould Executive Vice President

MPF BANK:

FEDERAL HOME LOAN BANK OF ATLANTA

By:
Name:
Title:

By:
Name:
Title:
Dated:

MPF BANK:

FEDERAL HOME LOAN BANK OF BOSTON

By:
Name:
Title:

By:
Name:
Title:
Dated:

MPF BANK:

FEDERAL HOME LOAN BANK OF DALLAS

By:	/s/ MICHAEL SIMS
Name:	Michael Sims
Title:	SVP

By:	/s/ PAUL JOINER
Name:	Paul Joiner
Title:	SVP
Dated:	4/22/05

MPF BANK:

FEDERAL HOME LOAN BANK OF DES MOINES

By:
Name:
Title:

By:
Name:
Title:
Dated:

MPF BANK:

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:
Name:
Title:

By:
Name:
Title:
Dated:

MPF BANK:

FEDERAL HOME LOAN BANK OF NEW YORK

By:	/s/ PAUL B. HEROUX
Name:	Paul B. Heroux
Title:	Senior Vice President

By:	/s/ JAMES A. GILMORE
Name:	James A. Gilmore
Title:	Senior Vice President
Dated:	May 19, 2004

MPF BANK:

FEDERAL HOME LOAN BANK OF PITTSBURGH

By:	/s/ CRAIG C. HOWIE
Name:	Craig C. Howie
Title:	Senior Vice President

By:	/s/ RENEE PFENDER
Name:	Renee Pfender
Title:	Senior Vice President
Dated:	1.23.04

MPF BANK:

FEDERAL HOME LOAN BANK OF SAN FRANCISCO

By:	/s/ STEPHEN P. TRAYNOR
Name:	Stephen P. Traynor
Title:	Senior Vice President, Financial Services & Community Investment

By:
Name:
Title:
Dated:	June 11, 2004

MPF BANK:

FEDERAL HOME LOAN BANK OF TOPEKA

By:	/s/ SONIA BETSWORTH
Name:	Sonia Betsworth
Title:	SVP & Director of Member Products